Dear Shareholder:

      The U.S. economy continues to generate robust growth, with first-quarter GDP rising 4.1%. Increases in consumer spending and business investment in technology accounted for most of the strength. Job growth continued to be robust and the unemployment rate reached its lowest point in three decades. Wage gains, while modest, exceeded the rate of inflation and real personal income continued to climb. Employment gains and low inflation contributed to buoyant consumer confidence and consumer spending grew at a 6.8% annual rate in the first quarter, an acceleration from the already strong spending trends of 1998. Low interest rates led to a boom in mortgage refinancing and residential construction also posted strong gains. There were also more and more signs that the global financial crisis is abating and that the global economy is beginning to bottom out.

      Yields on long-term U.S. Treasury bonds rose roughly 50 basis points during the month of February before leveling off at 5.60% by month-end and then remained unchanged through March and April. The stock market held steady as interest rates climbed and then began to move up once the fixed-income markets stabilized. In March, the Dow Jones Industrial Average broke through the 10,000 mark several times in intra-day trading before finally closing above that milestone at month-end. The market continued to build on the earlier gains in April. The stock market advance created a favorable backdrop for the convertible market. Castle Convertible Fund, we are pleased to report, continued to make up for the ground lost in 1998.

      The increase in long-term interest rates that has already occurred, as well as a possible modest tightening by the Federal Reserve, should cause the U.S. economy to slow to a more sustainable expansion rate in the second half of the year. Because the outlook for moderating economic growth should ensure that inflation remains low and interest rates steady, the capital markets, in our opinion, will continue to reward investors in the months ahead.

                                       Respectfully submitted,


                                       /s/David D. Alger
                                       ------------------------------
                                       David D. Alger
                                       President

June 22, 1999


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 1999

 Principal    Corporate Convertible
  Amount      Bonds-44.0%                                Value
-----------------------------------------------------------------

              COMMUNICATION EQUIPMENT-5.5%

$1,500,000    Bay Networks Inc., Cv. Sub. Deb.,
               5.25%, 5/15/03                         $ 1,539,375
   500,000    DSC Communications Corp., Cv.
               Sub. Notes, 7.00%, 8/1/04(a)               520,000
 1,200,000    DSC Communications Corp., Cv.
               Sub. Notes, 7.00%, 8/1/04                1,248,000
                                                      -----------
                                                        3,307,375
                                                      -----------


              COMPUTER RELATED & BUSINESS
               EQUIPMENT-6.5%

   250,000    Doubleclick Inc., Cv. Sub.
               Notes, 4.75%, 3/15/06(a)                   458,750
   300,000    Mindspring Enterprises Inc.,
               Cv. Sub. Notes, 5.00%, 4/15/06             314,625
 1,500,000    Quantum Corporation, Cv. Sub.
               Notes, 7.00%, 8/1/04                     1,393,125
 1,250,000    Read-Rite Corporation, Cv. Sub.
               Notes, 6.50%, 9/1/04                       600,000
 1,000,000    Wind River Systems Inc., Cv.
               Sub. Notes, 5.00%, 8/1/02                1,068,750
                                                      -----------
                                                        3,835,250
                                                      -----------

              HEALTH CARE-5.2%

 1,700,000    Cetus Corp., Cv. Euro, 5.25%,
               5/21/02                                  1,697,875
 1,500,000    Omnicare Inc., Cv. Sub.
               Deb., 5.00%, 12/1/07                     1,361,250
                                                      -----------
                                                        3,059,125
                                                      -----------

              LEISURE & ENTERTAINMENT-2.2%

   850,000    Speedway Motorsport, Inc., Cv.
               Sub. Deb., 5.75%, 9/30/03                1,292,000
                                                      -----------

              MANUFACTURING-2.1%

 1,250,000    Quanex Corp., Cv. Sub. Deb.,
               6.88%, 6/30/07                           1,250,000
                                                      -----------

              PRINTING-5.1%

 1,695,000    Scholastic Corp., Cv. Sub.
               Notes, 5.00%, 8/15/05(a)                 1,608,130
 1,400,000    World Color Press Inc., Cv. Sub.
               Notes, 6.00%, 10/1/07                    1,426,250
                                                      -----------
                                                        3,034,380
                                                      -----------

              REAL ESTATE-1.7%

 1,000,000    Developers Diversified Realty Corp.,
               Cv. Sub. Deb., 7.00%, 8/15/99            1,005,000
                                                      -----------

              RESTAURANTS & LODGING-1.9%

 1,500,000    CKE Restaurants, Inc., Cv. Sub.
               Notes, 4.25%, 3/15/04                    1,125,000
                                                      -----------

              RETAILING-9.2%

 1,250,000    Amazon.com Inc., Sr. Cv. Sub.
               Notes, 4.75%, 2/1/09(a)                  1,598,437
 1,500,000    Genesco Inc., Cv. Sub. Notes,
               5.50%, 4/15/05(a)                        1,261,875
 1,500,000    Michaels Stores Inc., Cv. Sub.
               Deb., 6.75%, 1/15/03                     1,378,125
 1,500,000    Sunglass Hut Inc., Cv. Sub.
               Notes, 5.25%, 6/15/03                    1,222,500
                                                      -----------
                                                        5,460,937
                                                      -----------

              SEMICONDUCTORS-4.6%

$1,400,000    Micron Technology, Inc., Cv. Sub.
               Notes, 7.00%, 7/1/04                   $ 1,396,500
 1,250,000    Photronics Inc., Cv. Sub. Notes,
               6.00%, 6/1/04                            1,371,875
                                                      -----------
                                                        2,768,375
                                                      -----------

              Total Corporate Convertible Bonds
               (Cost $25,648,569)                      26,137,442
                                                      -----------
              Convertible Preferred
  Shares       Securities-32.3%
-----------------------------------------------------------------

              AEROSPACE & AIRLINES-1.8%

    22,000    Coltec Capital Trust, 5.25% Cv.
               Pfd.(a)                                  1,067,000
                                                      -----------

              BUILDING & CONSTRUCTION-2.4%

    30,000    Owens Corning Capital LLC,
               $3.25 Monthly Income Pfd.(a)             1,406,250
                                                      -----------

              ENERGY-7.4%

    35,000    Devon Financing Trust, $3.25 Cv.
               Pfd.                                     2,047,500
    40,000    Unocal Capital Trust II, 6.25%
               Cv. Pfd.                                 2,320,000
                                                      -----------
                                                        4,367,500
                                                      -----------

              FINANCIAL SERVICES-3.4%

    80,000    CNB Capital Trust I, 6.00% Cv.
               Pfd.                                     2,020,000
                                                      -----------

              LEISURE & ENTERTAINMENT-1.9%

    10,000    Royal Caribbean Cruises Limited,
               $3.625 Cv. Pfd. A                        1,148,750
                                                      -----------

              PACKAGING PRODUCTS-2.9%

     9,000    International Paper Capital Trust
               5.25% Cv. Pfd.                             489,375
    30,000    Owens-Illinois, Inc., $ 2.375 Cv.
               Pfd. Class A                             1,222,500
                                                      -----------
                                                        1,711,875
                                                      -----------

              RAILROADS-2.3%

    25,000    Union Pacific Capital Trust
               6.25%, Cv. Pfd.                          1,362,500
                                                      -----------

              RAW MATERIALS-1.8%

    20,000    Bethlehem Steel Corporation,
               $5.00 Cum. Pfd.                          1,092,500
                                                      -----------

              REAL ESTATE-1.8%

    40,000    Prologis Trust, 7.00%, Cv. Pfd. B         1,075,000
                                                      -----------

              RETAILING-.9%

    10,000    Kmart Financing Trust I, $3.875
               Cv. Pfd.                                   561,875
                                                      -----------

              UTILITIES-5.7%

    30,000    AES Trust II, $2.75 Cv. Pfd.,
               Series B                                 1,582,500
    35,000    El Paso Energy Capital Trust I,
               Cv. Pfd. CLC, 4.75%                      1,802,500
                                                      -----------
                                                        3,385,000
                                                      -----------

              Total Convertible Preferred
               Securities (Cost $17,984,851)           19,198,250
                                                      -----------

              Mandatory Convertible
  Shares       Securities-8.7%
-----------------------------------------------------------------

              LEISURE & ENTERTAINMENT-2.1%

    20,000    Premier Parks Inc., 7.50% Income
               Equity Securities, 4/1/01(b)           $ 1,270,000
                                                      -----------

              RETAILING-3.6%

    13,000    CVS Automatic Common
               Exchange Security Trust,
               $4.23, 5/15/01(b)                        1,105,813
    25,000    Dollar General STRYPES Trust,
               $3.352, 5/15/01(b)                       1,025,000
                                                      -----------
                                                        2,130,813
                                                      -----------

              UTILITIES-3.0%

    35,000    NISOURCE Inc., 7.75% Premium
               Income Equity Securities,
               2/19/03(b)                               1,776,250
                                                      -----------
              Total Mandatory Convertible
               Securities (Cost $4,779,660)             5,177,063
                                                      -----------

  Shares      Common Stocks-8.5%                         Value
-----------------------------------------------------------------

              UTILITIES

    28,000    American Electric Power Co., Inc.       $ 1,160,250
    28,000    New Century Energies Inc.                   980,000
    50,000     OGE Energy Corp.                         1,184,375
    68,000    Puget Sound Energy Inc.                   1,678,750
                                                      -----------
              Total Common Stocks
               (Cost $3,999,147)                        5,003,375
                                                      -----------

 Principal     Short-Term Corporate
  Amount        Notes-5.5%
-----------------------------------------------------------------

$  850,000    Florida Power Corp.,
               4.77%,  5/6/99                             849,437
 1,100,000    General Motors Acceptance
               Corp., 4.80%, 5/10/99                    1,098,680
 1,300,000    National Australia Funding, Inc.,
               4.77%, 5/13/99                           1,297,933
                                                      -----------
              Total Short-Term Corporate Notes
               (Cost $3,246,050)                        3,246,050
                                                      -----------

Total Investments

 (Cost $55,658,277)(c)                     99.0%       58,762,180
Other Assets in Excess of Liabilities       1.0           593,573
                                          -----------------------
Total Net Assets                          100.0%      $59,355,753
                                          =======================

--------------------
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  These securities are required to be converted on the date listed;
      they generally may be converted prior to this date at the option of the holder.
<Fc>  At April 30, 1999, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $55,658,277, amounted to $3,103,903, which consisted of aggregate gross unrealized appreciation of $4,475,969 and aggregate gross unrealized depreciation of $1,372,066.

                            -------------------

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

ASSETS:
  Investments in securities, at value (cost $55,658,277), see accompanying
   schedule of investments                                                               $58,762,180
  Cash                                                                                        74,203
  Dividends and interest receivable                                                          612,946
                                                                                         -----------
    Total Assets                                                                          59,449,329

LIABILITIES:
  Investment advisory fees payable                                            $35,825
  Directors' fees payable                                                       3,260
  Accrued expenses                                                             54,491
                                                                              -------
    Total Liabilities                                                                         93,576
                                                                                         -----------

NET ASSETS applicable to 2,236,003 outstanding shares of $0.01 par value
 (10,000,000 shares authorized)                                                          $59,355,753
                                                                                         -----------
NET ASSET VALUE PER SHARE                                                                $     26.55
                                                                                         ===========

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest                                                                                        $   830,790
    Dividends                                                                                           964,622
                                                                                                    -----------
      Total Income                                                                                    1,795,412
  Expenses:
    Investment advisory fees-Note 2(a)                                           $   216,191
    Shareholder reports                                                               22,111
    Directors' fees                                                                   19,836
    Custodian and transfer agent fees                                                 13,999
    Professional fees                                                                  9,438
    Bookkeeping fees                                                                   9,000
    Miscellaneous                                                                     13,837
                                                                                 -----------
      Total Expenses                                                                                    304,412
NET INVESTMENT INCOME                                                                                 1,491,000
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                 1,703,512
  Net change in unrealized appreciation on investments                             1,435,092
  Net realized and unrealized gain (loss) on investments                                              3,138,604
                                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ 4,629,604
                                                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months Ended
                                                                               April 30, 1999       Year Ended
                                                                                 Unaudited)      October 31, 1998
                                                                              -----------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                          $ 1,491,000        $ 3,107,464
  Net realized gain on investments                                                 1,703,512            248,589
  Net change in unrealized appreciation (depreciation) on investments              1,435,092         (5,507,167)
                                                                                 ------------------------------
      Net increase (decrease) in net assets resulting from operations              4,629,604         (2,151,114)
                                                                                 ------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                           (1,788,802)        (3,331,584)
  Net realized gains                                                                (111,800)        (5,142,806)
                                                                                 ------------------------------
      Total dividends                                                             (1,900,602)        (8,474,390)
                                                                                 ------------------------------
      Net increase (decrease) in net assets                                        2,729,002        (10,625,504)

NET ASSETS:
  Beginning of period                                                             56,626,751         67,252,255
                                                                                 ------------------------------
  End of period (including undistributed net investment income of $113,722
   and $411,524, respectively)                                                   $59,355,753        $56,626,751
                                                                                 ==============================

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                             Six                                                 Four
                                            Months                                              Months
                                            Ended              Year Ended October 31,            Ended      Year Ended
                                          April 30,      ----------------------------------   October 31,    June 30,
                                         1999(i)(ii)     1998      1997      1996      1995     1994(ii)       1994
                                         -----------     ----      ----      ----      ----   -----------   ----------

Net asset value, beginning of period        $25.32      $30.08    $29.54    $28.39    $25.77     $25.07       $27.29
                                            ------------------------------------------------------------------------
Net investment income                         0.67        1.39      1.54      1.56      1.74       0.52         1.62
Net realized and unrealized gain
 (loss) on investments                        1.41       (2.36)     2.08      1.89      3.29       0.58        (1.60)
                                            ------------------------------------------------------------------------
      Total from investment operations        2.08       (0.97)     3.62      3.45      5.03       1.10         0.02
                                            ------------------------------------------------------------------------
Dividends from net investment income         (0.80)      (1.49)    (1.60)    (1.59)    (1.60)     (0.40)       (1.67)
Distributions from net realized gains        (0.05)      (2.30)    (1.48)    (0.71)    (0.81)         -        (0.57)
                                            ------------------------------------------------------------------------
      Total Distributions                    (0.85)      (3.79)    (3.08)    (2.30)    (2.41)     (0.40)       (2.24)
                                            ------------------------------------------------------------------------
Net asset value, end of period              $26.55      $25.32    $30.08    $29.54    $28.39     $25.77       $25.07
                                            ========================================================================
Market value, end of period                 $21.75      $22.75    $25.75    $25.38    $25.63     $24.38       $22.25
                                            ========================================================================

Total investment return based on
 market value per share                      (0.75%)      1.66%    14.01%     8.14%    15.82%     11.28%       (8.41%)
                                            ========================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                         $59,356     $56,627   $67,252   $66,050   $63,478    $57,207      $55,665
                                           =========================================================================
  Ratio of expenses to average net
   assets                                     1.06%       1.04%     1.00%     1.03%     1.05%      1.04%        1.05%
                                            ========================================================================
  Ratio of net investment income to
   average net assets                         5.18%       5.00%     5.26%     5.44%     6.62%      6.02%        6.02%
                                            ========================================================================
  Portfolio Turnover Rate                    29.79%      52.99%    57.58%    63.68%    52.80%      8.65%       29.38%
                                            ========================================================================

--------------------
<Fi>  Unaudited.
<Fii> Ratios have been annualized; total investment return has not been annualized.

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Summary of Significant Accounting
 Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other
 Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 1999, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 1999, the total investment advisory fee charged to the Fund amounted to $216,191, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the six months ended April 30, 1999, the Fund incurred fees of approximately $3,900 for services provided by Alger Services and reimbursed Alger Services approximately $1,100 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At April 30, 1999, the Adviser and its affiliates owned 420,426 shares of the Fund.

NOTE 3-Securities Transactions:

      During the six months ended April 30, 1999, purchases and sales of investment securities, excluding short-term securities, aggregated $22,589,763 and $15,346,350, respectively.

NOTE 4-Components of Net Assets:

      At April 30, 1999, the Fund's net assets consisted of:

Paid-in capital                            $54,012,068
Undistributed net investment income            113,722
Undistributed net realized gain              2,126,060
Net unrealized appreciation                  3,103,903
                                           -----------
NET ASSETS                                 $59,355,753
                                           ===========




     CASTLE  |
CONVERTIBLE  | Meeting the challenge
      FUND,  | of investing
       INC.  |

Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
B. Joseph White
---------------------------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048
---------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
---------------------------------------------------------------------------

Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 8, 1998. The following matters were submitted to a shareholder vote and approved:
(i) the reelection of the following directors of the Fund: Fred M. Alger, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 1,908,538 affirmative votes and no more than 40,592 votes were withheld for any director. There were 11,182 abstentions.
(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1999:
For-1,909,043; Against-14,161; Abstain-34,170
---------------------------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.


     CASTLE  |
CONVERTIBLE  |Metting the challenge
      FUND,  |of investing
       INC. |




        Semi-Annual Report
          April 30, 1999